SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 9, 2000

                         OUTLOOK SPORTS TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                          Delaware 333-89941 65-0648808
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            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)

             1 World Trade Center, Suite 7967, New York, N.Y. 10048
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           (Address of principal executive office, including Zip code)


        Registrant's telephone number including area code: (212) 775-7020
                                  -------------
                    c/o The Financial Commerce Network, Inc.
                          258 Genesee Street, Suite 307
                                 Utica, NY 13502
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

Change in Management

         On or about February 18, 2000, the Registrant's Board of Directors, by written consent, decreased its size from five directors to two directors, accepting the resignations of several Directors and the Chairman, as described below, and appointing Adam Goldberg as Director and Chairman. As a result, Adam Goldberg, Steven Angel and Sherri Shapiro remain as the Registrant's Directors. Messrs. Goldberg and Angel's terms expire on the date of the Registrant's annual meeting of stockholders in 2002 and 2001, respectively, and Ms. Shapiro's term expires on the date of the Registrant's annual meeting of stockholders in 2001.

         On or about February 9, 2000, the following officers and directors resigned from the positions set forth next to their respective names:

o        Ara Proudian, Chairman and Director
o        Keith Allen, Director
o        James Mullin, President and Director

The Registrant's Board of Directors, by written consent, dated February 18, 2000, appointed Mr. Goldberg to be the Registrant's President and Treasurer, and it appointed Mr. Angel to be the Registrant's Secretary and Vice President.

         The following table sets forth the names, ages and positions, as of the date of this report, of all of the Registrant's officers and directors. Also set forth below is information as to the principal occupation and background for each person in the table.

Name                                                  Age    Position and Office

Adam Goldberg...................................       41    President, Director, Chairman
Steven Angel....................................       23    Secretary, Vice President and Director
Sherri Shapiro .................................       34    Director

     Adam Goldberg, is the Registrant's President, Director and Chairman. Since 1993, Mr. Goldberg has been engaged in private legal practice, specializing in real estate, real estate litigation and securities law. Mr. Goldberg intends to continue his practice in addition to serving in his capacities with the Registrant. Mr. Goldberg holds a J.D. from Brooklyn Law School as well as a B.A. from the State University of New York at Buffalo.

     Steven Angel, is the Registrant's Secretary, Vice President and Director. Since 1998, Mr. Angel has been the Vice President of Power Punch Promotions. Mr. Angel intends to continue his work with Power Punch Promotions, in addition to serving in his capacities with the Registrant. From 1994 to 1998, Mr. Angel attended the University of Maryland, where he received a Bachelor of Science degree in marketing.

     Sherri Shapiro, is a Director of the Registrant. Since 1998, Ms. Shapiro has engaged in the development of several Internet related ventures. From 1994 to 1998, Ms. Shapiro was an associate with Wolff & Samson LLP. From 1991 to 1994, Ms. Shapiro was an associate with Rosenman & Colin LLP. Ms. Shapiro is an attorney admitted to the bars of the states of New York and New Jersey. Ms. Shapiro received an A.B. in government from the College of Arts and Sciences at Cornell University and received a J.D. from Georgetown University Law Center where she was a member of The Tax Lawyer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 OUTLOOK SPORTS TECHNOLOGY, INC.
                                                                      Registrant

Date: March 9, 2000                 By:  /s/ Steven Angel
                                         -----------------
                                             Steven Angel, Vice President